Exhibit 10.11

Regional Innovation Partnership

recoverable advance aid contract

No DOS0043900/00

Between

1°) BPIFRANCE FINANCEMENT

A French public limited company (société anonyme), with a share capital of EUR 839,907,320.00, registered with the Trade and Companies Register of Creteil under number 320 252 489, and whose registered office is located at:

27-31 AVENUE DU GENERAL LECLERC

94710 MAISON-ALFORT CEDEX

Represented by Mr. Clement BACK, acting as Responsable SII, duly authorized for the purposes hereof,

Hereinafter referred to as “Bpifrance Financement”,

On the one hand,

2°) DYNACURE

A French simplified joint stock company with a sole shareholder (société par actions simplifiée à associé unique or société par actions simplifiée unipersonnelle), with a share capital of EUR 10,000.00, registered with the Trade and Companies Register of Strasbourg under number 817 666 217, and whose registered office is located at:

PARC D’INNOVATION

650, BD GONTHIER D’ANDERNACH

67400 ILLKIRCH GRAFFENSTADEN

Represented by the company TOULON, whose registered office is located at:

Rue Paul Emule Lessire 13

1160 AUDERGUEM (BELGIUM)

Represented by Mr. Stephane VAN ROOIJEN, acting as PRESIDENT,

Hereinafter referred to as the “BENEFICIARY”

On the other hand,

Agreement no DOS0043900/00

Having considered decree no 97-682 dated 31 May 1997 related to support for innovation,

Having considered articles 60 to 64 of law No. 2010-1249 dated 22 October 2010 related to banking and financial regulation,

Having considered ordinance No. 2005-722 dated 29 June 2005 as amended relating to the Public Investment Bank (Banque Publique d’Investissement) including the creation of the public company Bpifrance and the public company Bpifrance Financement,

Having considered the decision of the General Shareholders’ Meeting of OSEO dated 12 July 2013, amending the corporate name of OSEO to Bpifrance Financement,

Having considered decree No. 2013-637 dated 12 July 2013 approving the bylaws of the public company Bpifrance Financement,

Having considered the State financial aid regulation for research, development and innovation No. 2014/C 198/01 published in the Official Journal of the European Union (OJEU) on 27 June 2014,

Having considered the exempted regulation scheme for financial aid for research, development and innovation no SA.40391 for the period 2014-2020 taken on the basis of the general block exemption regulation (GBER) No. 651/2014 adopted by the European Commission on 17 June 2014 and published in the OJEU on 26 June 2014,

Having considered the program described in the application for financial aid for innovation filed on 06/09/2016 by the BENEFICIARY under No. DC/03719636,

Having considered article 8 of the amended financial law for 2010 No. 2010-237 dated 9 March 2010, relating to the investment program for the future modified by article 59 of the amended financial law for 2014 No. 2013-1278 dated 29 December 2013,

Having considered the Agreement dated 17 December 2014 signed between the State and Bpifrance relating to the investment program for the future (action: “National Innovation Fund”, “Regional Innovation Partnerships”),

Having considered the partnership agreement signed on 11 September 2015 between Bpifrance Financement and the Region GRAND EST relating to the implementation of the investment program for the future at the regional level (action: “National Innovation Fund”, “Regional Innovation Partnerships”),

Having considered the decision of the Regional Selection Committee dated 30 June 2016,

Having considered the complementary financial aid No. DOS0043899/00 granted to the BENEFICIARY by REGION GRAND EST based on its own resources,

Bpifrance Financement grants the BENEFICIARY an innovation financial aid subject to the SPECIAL TERMS AND CONDITIONS, the SPECIAL PROVISIONS and the GENERAL TERMS AND CONDITIONS of this contract.

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SPECIAL TERMS AND CONDITIONS

Beneficiary reference:	DYNACURE

Contract reference:	DOS0043900/00

Purpose of the innovation program:	Development of a method aiming at accelerating and reducing the costs of the clinical phases of the drug candidate

Total amount of the financial aid:	EUR 250,000.00

Origin of the resource:	MINISTRY OF ECONOMY AND FINANCES from its own resources

Execution of the program by:	The BENEFICIARY

Commitment to implement the program:	36 months from the date of acknowledgement of expenses, that is, 09/01/2016

End date of deferred repayment:	09/01/2019 This date takes into account a potential additional period in addition to the deadline undertaken by the BENEFICIARY.

Total estimated amount of the program:	EUR 1,244,378.00 without taxes

Deducted expenses from the financial aid base:	EUR 1,244,378.00 without taxes pursuant to financial innovation annex set out in annex

Rate of the financial aid / Deducted expenses:	20.09%

Form of the financial aid:

Lump-sum recoverable advance according to the repayment schedule set out in the annex and an additional annuity, if applicable, no later than 31 March of each year, as from 01/01/2019 and until 06/30/2023, equivalent to:

•  20.09% of the proceeds, excluding taxes, from the sale or licensing of patents or know-how received during the previous calendar year, when such sales or licenses relate to all or part of the results of the financial aid program.

•  20.09 % of the product, excluding taxes, generated by the marketing and in particular the sale to a third party or the use by the BENEFICIARY for its own needs of the prototypes, pre-series, models, produced as part of the financial aid program.

The sums due to Bpifrance Financement in application of the additional annuity, will be charged in priority up to the final amount due to Bpifrance Financement in application of the repayment schedule in the annex and, if applicable, to the penultimate year.

Minimum flat-rate repayment	EUR 100,000.00

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SPECIAL PROVISIONS

1. This financial aid is granted on the basis of the framework exempted financial aid scheme for research, development and innovation financial aid No SA.40391 for the period 2014-2020 taken on the basis of the General Block Exemption Regulation (GBER) no 651/2014 adopted by the European Commission on 17 June 2014 and published in the OJEU on 26 June 2014;

2. The amount of the financial aid will be paid to the BENEFICIARY in 2 installments in accordance with the article “PAYMENT OF THE FINANCIAL AID”:

•	a sum of 175,000.00 € upon signature of this contract,

•	the balance, on completion of the work, at the request of the BENEFICIARY.

3. At the latest on the date chosen for the end of the differed repayment terms stated in the SPECIAL TERMS AND CONDITIONS, the BENEFICIARY will to provide Bpifrance Financement with:

•	an end-of-program report on the execution of the program and its results in relation to the agreed upon objectives,

•	a Recapitulative Statement of Paid Off Expenses (RSPOE) in accordance with the article “RECAPITULATIVE STATEMENT OF PAID OFF EXPENSES”,

•	and, if Bpifrance Financement judges it appropriate to request them, supporting and explanatory elements on the content of the requested documents.

4. The summary statement of expenses paid at the end of the deferral of repayment must be certified by a statutory auditor or attested by a certified accountant or the assigning accounting officer.

5. If applicable, the BENEFICIARY must attach the following documents to his request for a technical-economic failure or partial technical-economic success report:

•	a technical-economic report on the execution of the program, deviations from the technical-economic objectives, difficulties encountered in the development and exploitation of the results,

•	its last balance sheets, income statements and annexes since the date of submission of the application for financial aid,

•

and, if Bpifrance Financement deems it appropriate to request them, the supporting and explanatory elements of the Recapitulative Statement of Paid Off Expenses (RSPOE) provided at the time of the end of the repayment deferral indicated in SPECIAL TERMS AND CONDITIONS.

6. The additional annuity provided for in the SPECIAL TERMS AND CONDITIONS shall be charged in priority and to the full extent of the final installment due to Bpifrance Financement and, if applicable, to the penultimate installment of the schedule appearing in the annex.

The application of the complementary annuity cannot cause the BENEFICIARY to reimburse to Bpifrance Financement a sum greater in principal than the amount of the financial aid it has received.

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GENERAL TERMS AND CONDITIONS

ALLOCATION OF THE FINANCIAL AID—PROGRAM COMPLETION

The financial aid is allocated to the program referred to in the statement mentioned in the preamble.

In return for this financial aid, the BENEFICIARY undertakes to carry out the program presented within the time limits indicated in the SPECIAL TERMS AND CONDITIONS and to use all the human, technical, financial and commercial resources necessary for its successful performance and the commercial exploitation of its results.

The BENEFICIARY undertakes to allocate the financial aid granted herewith exclusively to the expenses provided for in the innovation program referred to in the preamble and incurred after the date on which the expenses are taken into account; to this end, the BENEFICIARY undertakes to allocate the totality of the financial aid to the expenses which it actually needs to incur as part of the innovation program, in accordance with the financial innovation annex enclosed to this contract.

Furthermore, the BENEFICIARY acknowledges that it is subject to the European regulations on State financial aid referred to in this contract.

PAYMENT OF THE FINANCIAL AID

1. The amount of each payment shall be credited to a bank account opened in the name of the BENEFICIARY, according to the bank account details (relevé d’indentité bancaire) provided by the BENEFICIARY.

2. The payment of the funds will be recorded in the accounting books of Bpifrance Financement.

3. The funds will be available according to the terms and conditions provided for in the SPECIAL TERMS AND CONDITIONS, SPECIAL PROVISIONS and GENERAL TERMS AND CONDITIONS of this contract.

4. Bpifrance Financement will not be required to pay all or part of the amount of the financial aid if one or the other of the cases referred to in the article entitled “REFUND OF THE FINANCIAL AID AND RECOVERY OF UNDUE PAYMENTS (répétition de l’indu)” occurs or if Bpifrance Financement considers that the evolution of the technical and/or financial capacity of the BENEFICIARY does not allow it to carry out the performance of the program.

In addition, Bpifrance Financement will not be under any obligation to pay out any payment in the event of non-execution of the commitments undertaken by the BENEFICIARY under other contracts concluded by it with Bpifrance Financement.

Moreover, if external events of force majeure compromise the economic interest of the program receiving financial aid, or if fundamental changes occur in the status or control of the BENEFICIARY as referred to in the article entitled “SHARE CAPITAL CONTROL AND STATUS OF THE BENEFICIARY”, the situation thus created will be examined by Bpifrance Financement, which may amend the initial decisions, which the BENEFICIARY expressly accepts.

5. Apart from any direct recruitment of resources by Bpifrance Financement, Bpifrance Financement will only be required to pay the amounts of the financial aid within the limit of available budgetary payment credits made available to it either by the State, or by local authorities, or by ERDF, or by any other sponsor directly or indirectly involved in the financing of this financial aid to manage the innovation financial aid procedure. If applicable, Bpifrance Financement will inform the BENEFICIARY in due time.

REPAYMENT OF THE FINANCIAL AID

1. The BENEFICIARY undertakes to reimburse Bpifrance Financement by an amount of the financial aid in accordance with the terms and conditions set out in the SPECIAL TERMS AND CONDITIONS and the schedule set out in the annex, which take into account the turnover forecasts declared by the BENEFICIARY in the financial aid program.

2. Any reduction in the amount of the financial aid will reduce the installments in proportion to the sums paid out.

3. Due to the nature of the work provided for in the financial aid program, the Beneficiary will take advantage of the partial or indirect results of the program to improve its products or, more generally, the technologies used in their manufacture and/or development.

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Consequently, notwithstanding the failure or partial success of the program, the BENEFICIARY will reimburse Bpifrance Financement with the minimum sum set out in the SPECIAL TERMS AND CONDITIONS under the heading MINIMUM FLAT-RATE REPAYMENT, which will be deducted from the least remote installments.

In the event of technical and economic failure of the program, as defined in the article “TECHNICAL-ECONOMIC FAILURE, PARTIAL TECHNICAL-ECONOMIC SUCCESS”, pronounced by Bpifrance Financement, the BENEFICIARY will only be released from all its commitments and obligations under this contract provided that it has fulfilled all its commitments and obligations up to the date of the failure report and that it has satisfied the MINIMUM FLAT-RATE REPAYMENT referred to in the SPECIAL TERMS AND CONDITIONS.

4. The BENEFICIARY may reimburse in advance the amount of the financial aid paid.

END OF REPAYMENT DEFERRAL

1. The date of the deferred repayment is the date set out in the SPECIAL TERMS AND CONDITIONS.

2. On this date at the latest, the BENEFICIARY shall send the documents mentioned in the SPECIAL TERMS AND CONDITIONS.

In the event that the documents and supporting documents provided by the BENEFICIARY reveal expenses that are lower than the expenses set out in the financial aid budget, the amount of the financing aid will be automatically reduced to the percentage fixed in the SPECIAL TERMS AND CONDITIONS of the total expenses actually incurred and retained by Bpifrance Financement, the BENEFICIARY thus undertakes to repay any undue payments (indu) without delay and no later than 15 (fifteen) working days from the date of notification.

SUMMARY STATEMENT OF THE INCURRED EXPENSES

The summary statement of expenses must be dated and signed by the BENEFICIARY.

This summary statement of the incurred expenses as part of the innovation program conducted by the BENEFICIARY must be established on a computer tool listing the different categories of costs, according to the financial innovation annex attached to this contract.

This IT tool allows to monitor the expenses incurred as part of this innovation program and to issue a summary of the expenses. It is available on request from the management department of Bpifrance Financement.

The summary of the incurred expenses will be sent to Bpifrance Financement in paper form with dates and signatures, as well as in electronic form, without any modification of the structure of the download file.

TECHNICAL-ECONOMIC FAILURE, PARTIAL TECHNICAL-ECONOMIC SUCCESS

1. The technical-economic failure is defined as follows: the company has not overcome technical difficulties in the R&D phase, or has overcome them in such a way that the cost price of the product has become prohibitive, or has not been able to solve problems related to the transition from prototype or pre-production to series production. The technical-economical failure can occur either in the feasibility phase or in the development phase.

2. The BENEFICIARY may request a report of technical-economic failure or partial technical-economic success of the program to Bpifrance Financement. Any financial difficulties of the BENEFICIARY shall not constitute a ground for requesting a report of technical-economic failure or partial technical-economic success of the program.

The request of the BENEFICIARY, which shall be addressed to Bpifrance Financement at the latest on the end date of deferral repayment as set out in the SPECIAL TERMS AND CONDITIONS, shall be accompanied by the documents listed in the SPECIAL PROVISIONS.

3. In case of request for a technical-economic failure report or a partial technical-economic success report issued by the BENEFICIARY, and in accordance with the elements provided by the BENEFICIARY, completed by all the explanatory elements that Bpifrance Financement shall deem useful, Bpifrance Financement shall determine either the technical-economic success, or the partial technical-economic success, or the failure of the program.

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4. As part of a technical and economic failure decided by Bpifrance Financement, the BENEFICIARY will not be released from its commitments and obligations under this contract, except for the provisions provided for in the articles PATENT, COMMITMENT ON THE MEANS NECESSARY FOR THE PROJECT’S REALIZATION and REFUND OF THE FINANCIAL AID AND RECOVERY OF UNDUE PAYMENTS (répétition de l’indu), provided that it has fulfilled all the applicable commitments and obligations up to the date of the report of failure and that it meets the obligations set out in the article on REPAYMENT OF THE FINANCIAL AID.

5. In the event of partial technical-economic success of the program decided by Bpifrance Financement, the conditions for repayment of the financial aid referred to in the article REPAYMENT OF THE FINANCIAL AID may be revised, if necessary, by Bpifrance Financement by means of an amendment.

6. The cost of the controls of expenses and expertise, whether internal or external, which may be carried out by Bpifrance Financement to examine the request of the BENEFICIARY for a report of failure will be borne by the BENEFICIARY, who undertakes to pay such costs.

7. In the absence of a request for a technical-economic failure report or a partial technical-economic success report accompanied by the supporting documents listed in the SPECIAL PROVISIONS before the end date of the repayment deferral as set out in the SPECIAL PROVISIONS, Bpifrance Financement and the BENEFICIARY agree on the total technical success of the program. Repayment of the financial aid will then be carried out in accordance with the provisions of the article REPAYMENT OF THE FINANCIAL AID.

TAKEOVER OF THE PROGRAM

In the event of failure or partial success, abandonment or non-use of the results of the program aid within 4 (four) years from the execution date of this contract, and as long as it has not repaid the totality of the financial aid, the BENEFICIARY shall not oppose the takeover by Bpifrance Financement, or by a third-party designated by Bpifrance Financement, of all or part of the industrial property, results of any kind, models or prototypes produced under the aid program and, in general, the BENEFICIARY shall not oppose the takeover of the program by other companies. The application of this provision will be made in a spirit of dialogue in order to preserve the best interests of the BENEFICIARY and the general interest.

REFUNDING OF THE FINANCIAL AID AND RECOVERY OF UNDUE PAYMENTS

1. This financial aid shall automatically give rise to the refunding of the aid in the event of assignment – either total or partial—as well as in the event of cessation of activity, winding up or voluntary liquidation of the BENEFICIARY.

In the event of solidarity between several BENEFICIARIES, the opening judgment of a safeguard procedure, receivership or bankruptcy pronounced towards one of the BENEFICIARIES shall automatically entail the right to a refund of the aid from the other BENEFICIARY(S). The same shall apply in the event of cessation of activity, winding up or voluntary liquidation of one of the BENEFICIARIES.

2. The BENEFICIARY shall be bound to reimburse the totality of the aid in the event of the occurrence of one of the following events:

•	failure by the BENEFICIARY to comply with any of its obligations resulting from this agreement,

•	irregular situation of the BENEFICIARY with respect to its social and tax obligations,

•	inaccurate or misleading statements by the BENEFICIARY,

•	non-completion or abandonment of the program observed by Bpifrance Financement,

•

early termination, for any cause whatsoever, of any contract granting to the BENEFICIARY the exploitation rights on techniques, products or processes implemented for the realization of the financial aid program, and/or necessary for the commercialization of the results resulting therefrom.

3. The immediate refunding will then be due, if Bpifrance Financement requires it and without the need for any judicial or extrajudicial formalities, the sum to be paid being then equal to the outstanding amount of the financial aid increased, if applicable, by the late payment penalties at the rate set out in the article LATE PAYMENT PENALTIES.

Agreement no DOS0043900/00

4. In the event the documents and supporting documentation provided by the BENEFICIARY reveal expenses that are lower than the expenses retained in the financial aid budget, the amount of the financial aid will be automatically reduced in proportion to the total expenses actually justified and retained by Bpifrance Financement, and the BENEFICIARY undertakes to refund without delay any undue payment that may have been observed.

The immediate refund will be due, if Bpifrance Financement requires it and without the need for any judicial or extrajudicial formalities, the sum to be paid shall then be equal to the undue payment and increased, if applicable, by the late payment penalties at the rate set out in the article LATE PAYMENT PENALTIES.

In the event that, during the performance of this contract, it appears that the amount of aid granted exceeds the amount of aid authorized by the provisions set forth in the context of the European framework, the BENEFICIARY undertakes to refund to Bpifrance Financement, upon request, the undue sums thus received.

PATENT

The BENEFICIARY undertakes to inform Bpifrance Financement of any patent taken over in France and abroad relating to the aid innovation program and not to abandon the aforementioned patents without having put Bpifrance Financement in a position to take such patents over free of charge in its name at least two months before the expiry date. In the event that Bpifrance Financement takes over the said patents, the latter will not be enforceable against the BENEFICIARY.

OTHER OBLIGATIONS OF THE BENEFICIARY

The BENEFICIARY hereby guarantees that it complies with its tax and social obligations pursuant to article 4 of the decree no 97-682 dated 31 May 1997, and furthermore undertakes:

•	not to suspend or abandon the achievement of the program without first informing Bpifrance Financement,

•	to keep Bpifrance Financement immediately informed of any serious and unexpected difficulties or events that could delay or even interrupt the implementation of the program,

•	to provide, at the request of Bpifrance Financement, any additional information on the exploitation of the results of the program,

•

to keep a financial account which shall record any elements necessary for a precise evaluation of the expenses made in accordance with the budget of the financial aid (external invoices and analytical documents). The accounting, as well as any general accounting elements relating to it, will be kept at the disposal of Bpifrance Financement or one of its authorized representatives within fifteen days of the request from Bpifrance Financement and for a period of ten years from the date of the termination of the program report referred to in the SPECIAL TERMS AND CONDITIONS,

•

to undergo the control which shall be operated on the technical and financial aspects by Bpifrance Financement or any authorized representative of the latter and to facilitate the exercise of such control, in particular with regard to the inspection of documents and on site. In the event of a partnership, the BENEFICIARY will guarantee (se porte fort) the respect of the present clause on behalf of its partners, whatever the nature of this partnership,

•

not to dispose, transfer, concede, contribute or transmit in any way whatsoever, directly or indirectly, free of charge, against payment or even on a reciprocal basis, the means necessary either to carry out the aid program, especially patents, various manufacturing processes or technical results, without obtaining the prior agreement of Bpifrance Financement, or to exploit the results of this program, without first informing Bpifrance Financement,

•	not to apply for any other European aid for the financing of the same project.

SHARE CAPITAL CONTROL AND STATUS OF THE BENEFICIARY

The BENEFICIARY undertakes to communicate to Bpifrance Financement, as soon as they occur:

•	any changes in the allocation of the share capital of the BENEFICIARY, as soon as they cause a change in the control of the BENEFICIARY, as well as any project of merger or split,

•

any changes in the status of the BENEFICIARY (in particular the legal form, the corporate purpose, the amount of the share capital), as well as to inform Bpifrance Financement of any safeguard procedure, receivership or bankruptcy pronounced towards the BENEFICIARY.

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ADVERTISING – COMMUNICATION

The BENEFICIARY undertakes to communicate on the aid granted each time the BENEFICIARY will conduct a press campaign on the program and its results. After a period of 5 (five) years from the date of signature of the aid contract, Bpifrance Financement will be authorized to publish information on the aid program, unless the BENEFICIARY objects in writing.

SEPA DEBITS

The BENEFICIARY undertakes to maintain in favor of Bpifrance Financement, until full repayment of all sums due under this contract, the option of proceed to the payment by SEPA debit of all sums due on the bank or postal account designated on the mandate signed by the BENEFICIARY and provided prior to the signature of this innovation aid contract. The BENEFICIARY acknowledges and accepts that the first debit may be presented by Bpifrance Financement, subject to the respect of a minimum period of 5 (five) calendar days from the date of signature of this contract. In the event of a change of bank or postal address, Bpifrance Financement must be notified of such change one month prior to the next due date and a new bank account details (relevé d’indentité bancaire) must be attached to this application.

LATE PAYMENT PENALTIES

Any amount not paid within the contractual deadlines will be immediately and automatically subject to late payment penalties at the rate of 3% (three percent) per year. The present clause shall not impede the enforceability of the receivable resulting from this contract.

INFORMATION OF THE WORKS COUNCIL

Should the aid granted in the form of a loan or recoverable advance be of an amount greater than EUR1,500,000 or in the form of a subsidy of an amount greater than EUR 200,000, the BENEFICIARY undertakes to inform and consult his Works Council in accordance with the provisions of article R 2323-7-1 of the French Labor Code.

The information and consultation must address the nature, purpose, amount and conditions of payment of the aid granted.

The BENEFICIARY will make available to Bpifrance Financement, on first request, the following documents: convocation notice to the Works Council (CE), information provided to the Works Council (CE) and the report of such Works Council (CE) meeting.

The BENEFICIARY is informed that the recurrent or persistent failure to comply with the obligations defined above is likely to cause Bpifrance Financement to require the partial or total refund of the financial aid.

CONFIDENTIALITY AND INFORMATION DISCLOSURE

The BENEFICIARY expressly acknowledges, consents and authorizes Bpifrance Financement to disclose information of a confidential nature, including personal data relating to the BENEFICIARY and to the present aid to:

•

the French State, pursuant to the terms of the agreement by which the French State has entrusted Bpifrance Group with the implementation of this aid in order to enable its monitoring, management and evaluation, including various performance indicators,

•

local authorities, the French General Investment Committee (Commissariat Général à l’investissement, as well as its steering committee “COPIL”), any French administrative, judicial or controlling authority and the European Commission,

•	all sponsors participating directly or indirectly to this aid,

•

other entities of Bpifrance group considering the mission of the Bpifrance group, as well as the French State, and considering that such disclosure is not contrary to the provisions of article L.511-33 of the French Monetary and Financial Code.

This intra-group disclosure of information does not in any way exempt the entities of Bpifrance group from confidentiality obligations of legal, regulatory or contractual origin that apply to them with respect to third parties.

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PERSONAL DATA PROTECTION

The personal data collected within the framework of this contract are compulsory for the processing and management of the operation in question and in particular for its computer processing carried out under the responsibility of Bpifrance Financement or any other entity of the Group.

They may also, by express agreement, be used or disclosed to other entities if the Group, its partners, or third parties involved in the performance of the services concerned, for the same purpose.

Pursuant to the provisions of the law dated 6 August 2004 on the protection of individuals with regard to personal data and modifying the law no 76-17 dated 6 January 1978 on data processing, data files and freedoms, the persons whose personal data are collected are entitled to a right of access to, rectification of, deletion of and opposition to, for legitimate reasons, information concerning them. They may also object, free of charge, to the use of their personal data for prospecting purposes, in particular for commercial purposes.

These rights may be exercised by sending a letter to the following address:

Bpifrance Financement

Direction des Systèmes d’lnformation, service SIAQ

27-31 Avenue du General Leclerc

9471 0 Maisons-Alfort Cedex

PREVALENCE OF SPECIFIC PROVISIONS AND TERMS AND CONDITIONS

In case of conflict between the GENERAL TERMS AND CONDITIONS and SPECIAL PROVISIONS and SPECIAL TERMS AND CONDITIONS, the SPECIAL PROVISIONS and the SPECIAL TERMS AND CONDITIONS shall prevail.

HARDSHIP

The BENEFICIARY and Bpifrance Financement have mutually agreed to expressly waive the provisions of article 1195 of the French Civil Code.

CONTRACTUAL DOCUMENTS

The contractual documents which the BENEFICIARY acknowledges to have considered and to which he adheres are the following: SPECIAL TERMS AND CONDITIONS, SPECIAL PROVISIONS and GENERAL TERMS AND CONDITIONS, as well as all the documents and annexes attached in the contract.

APPLICABLE LAW AND JURISDICTION

The law applicable to this contract is French law.

In the absence of an amicable settlement, any dispute arising from the interpretation or performance of the contract will be submitted to the competent courts of the Paris Court of Appeal.

ELECTION OF DOMICILE

For the performance of this contract, domicile is elected:

•	for the BENEFICIARY, at its domicile or registered office,

•	for Bpifrance FINANCEMENT, at its registered office :

27-31 Avenue du General Leclerc

9471 0 Maisons-Alfort Cedex

Any change in the registered office of the BENEFICIARY must be notified to Bpifrance Financement.

Agreement no DOS0043900/00

Executed in NANCY, on 02/27/2017

/s/ Stephan van Rooijen	/s/ Clement Back
THE BENEFICIARY DYNACURE Stephan VAN ROOIJEN Acting as PRESIDENT	BPIFRANCE FINANCEMENT Clement BACK Acting as Responsable SII

ANNEX(ES):

•	Financial innovation annex (without taxes amounts)

•	SEPA debit mandate

•	Repayment schedule

Agreement no DOS0043900/00

DYNACURE PARC D’INNOVATION 650, BD GONTHIER D’ANDERNACH 67400 ILLKIRCH GRAFFENSTADEN On 01/27/2017

REPAYMENT SCHEDULE

(This table replaces any previous table, if applicable)

References to be included in all communications:	Client no: [XXX] File no: [XXX]

Client name: DYNACURE (ILLKIRCH GRAFFENSTADEN)

Mode of payment: Direct debit	Account details (RIB): [XXX]

Section no:	2	Capital to be repaid:	EUR 250,000.00

Number of instalments:	12	Frequency:	Quarterly

No	Date	Capital	Total	Due capital after payment
1	09/30/2020	12,500.00	12,500.00	237,500.00
2	12/31/2020	12,500.00	12,500.00	225,000.00
3	03/31/2021	12,500.00	12,500.00	212,500.00
4	06/30/2021	12,500.00	12,500.00	200,000.00
5	09/30/2021	18,750.00	18,750.00	181,250.00
6	12/31/2021	18,750.00	18,750.00	162,500.00
7	03/31/2022	18,750.00	18,750.00	143,750.00
8	06/30/2022	18,750.00	18,750.00	125,000.00
9	09/30/2022	31,250.00	31,250.00	93,750.00
10	12/31/2022	31,250.00	31,250.00	62,500.00
11	03/31/2023	31,250.00	31,250.00	31,250.00
12	06/30/2023	31,250.00	31,250.00	0.00

Agreement no DOS0043900/00

Bpifrance Financement	Beneficiary: Dynacure	Contract no:

Company innovation aid	Innovation program quotation – amount in euros without taxes	Duration of the program estimated by the beneficiary (in months):	24

Nature of the expenses	Hourly price (1)	Step 1				Step 2				Step 3				Total		Total
		From sept-1-16 to aug-31-18				From to				From to				RI	DE
		RI		DE		RI		DE		RI		DE
		H nb	Amount	H nb	Amount	H nb	Amount	H nb	Amount	H nb	Amount	H nb	Amount
Existing staff costs Doctor	35.00		—	2009	70,315.00		—		—		—		—	—	70,315.00	70,315.00
S/T PERSONNEL COSTS			—		70,315.00		—		—		—		—	—	70,315.00	70,315.00
Flat-rate General Expenses (20% of personnel costs)			—		14,063.00		—		—		—		—	—	14,063.00	14,063.00
S/T GENERAL EXPENSES AND PURCHASES			—		14,063.00		—		—		—		—	—	14,063.00	14,063.00
Search for partners (France, Europe, etc.) Public laboratories Other services and subcontracting			—		60,000.00 100,000.00 1,000,000.00		—		—		—		—	—	60,000.00 100,000.00 1,000,000.00	60,000.00 100,000.00 1,000,000.00
S/T SERVICES AND SUBCONTRACTING			—		1,160,000.00		—		—		—		—	—	1,160,000.00	1,160,000.00
TOTAL per step: RI then DE			—		1,244,378.00		—		—		—		—	—	1,244,378.00	1,244,378.00
Cumulative by step			Step 1:		1,244,378.00		Step 2:		—		Step 3:		—

(1):	Direct Hourly Rate = (gross annual salary (according to DAS) + social security charges) / 1607 hours

Agreement no DOS0043900/00

Amendment to the contract DOS0043900/00

Postponement of the end of the program

Between

1°) BPIFRANCE FINANCEMENT

A French public limited company (société anonyme), with a share capital of EUR 839,907,320.00, registered with the Trade and Companies Register of Creteil under number 320 252 489, and whose registered office is located at:

27-31 AVENUE DU GENERAL LECLERC

94710 MAISON-ALFORT CEDEX

Represented by Mr. Clement BACK, acting as Responsible SII, duly authorized for the purposes hereof,

Hereinafter referred to as “Bpifrance Financement”,

On the one hand,

2°) DYNACURE

A French simplified joint stock company with a sole shareholder (société par actions simplifiée à associé unique or société par actions simplifiée unipersonnelle), with a share capital of EUR 143,322.00, registered with the Trade and Companies Register of Strasbourg under number 817 666 217, and whose registered office is located at:

PARC D’INNOVATION

650, BD GONTHIER D’ANDERNACH

67400 ILLKIRCH GRAFFENSTADEN

Represented by the company TOULON, whose registered office is located at:

Rue Paul Emule Lessire 13

1160 AUDERGUEM (BELGIUM)

Represented by Mr. Stephane VAN ROOIJEN, acting as PRESIDENT,

Hereinafter referred to as the “BENEFICIARY”

On the other hand,

By contract referenced above, Bpifrance Financement has granted you an aid to innovation of an initial amount of 250,000.00 € for the realization of the program whose purpose is summarized:

Development of a method aiming at accelerating and reducing the costs of the clinical phases of the drug candidate

To date, and before your request is taken into account, the situation is as follows:

•	Amount of the financial aid: EUR 250,000.00

•	Amounts of the of payments done: EUR 175,000.00

•	End date of deferred repayment:

•	Amount to be repaid: EUR 250,000.00, of which EUR 100,000.00 is due in any case.

•	of which remains to be repaid: EUR 250,000.00

By e-mail dated 01/29/2019, you have informed us of the difficulties encountered in the completion of your innovation program and you have consequently requested a modification of the financial conditions of the initial contract and its possible amendments.

Agreement no DOS0043900/00

After analysis of the elements transmitted, I have the honor to inform you that I have decided to amend the current contract as follows:

•	The amount of the aid will be delivered in 2 installments in accordance with the article PAYMENT OF THE FINANCIAL AID :

EUR 175,000.00 on 12/31/2016	EUR 75,000.00 on 09/30/2020

•	The BENEFICIARY undertakes to repay to Bpifrance Financement the sum of €250,000.00 according to the following schedule:

EUR 12,500.00 on 09/30/2021	EUR 18,750.00 on 03/31/2023
EUR 12,500.00 on 12/31/2021	EUR 18,750.00 on 06/30/2023
EUR 12,500.00 on 03/31/2022	EUR 31,250.00 on 09/30/2023
EUR 12,500.00 on 06/30/2022	EUR 31,250.00 on 12/31/2023
EUR 18,750.00 on 09/30/2022	EUR 31,250.00 on 03/31/2024
EUR 18,750.00 on 12/31/2022	EUR 31,250.00 on 06/30/2024

All provisions of contract no DOS0043900/00 and any amendments thereto, which have not been modified hereby and which are not contrary to it, shall remain in force.

Done at NANCY CEDEX, in two original copies

/s/ Stephane van Rooijen	/s/ Didier Pichot
THE BENEFICIARY Signature Commercial stamp of the company or indication “For the company”	BPIFRANCE FINANCEMENT Date and signature

Agreement no DOS0043900/00